UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 6, 2009

NYFIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-02292	06-1344888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Wall Street
New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (646) 525-3000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

On August 6, 2009, NYFIX, Inc. issued a press release announcing its results of operations for, and its financial condition as of the end of, the second quarter 2009.

A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference. NYFIX, Inc. does not intend for this Item 2.02 or Exhibit 99.1 to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or to be incorporated by reference into filings under the Securities Act of 1933, as amended.

Item 9.01.        Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibits

99.1	Press Release, dated August 6, 2009, entitled “NYFIX Reports Second Quarter 2009 Results.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYFIX, INC.

By:	/s/ Annemarie Tierney
Name: Annemarie Tierney
Title: General Counsel and Corporate Secretary

Dated: August 6, 2009